Exhibit 10.21


                                       PROMISSORY NOTE

Due April 15, 2000

$417,472.03


April 15, 1997

        In consideration of the loan (hereinafter referred to as a "Loan") Tangram Enterprise Solutions, Inc., a Pennsylvania corporation (the "Lender"), has made to W. CHRISTOPHER JESSE an individual residing at 111 Lochinvar Court, Cary, NC 27511 (the "Borrower"), and for value received, the Borrower hereby promises to pay to the order of the Lender, at the Lender's office located at 11000 Regency Parkway, Suite 401, Cary, NC 27511-8504 or at such other place in the continental United States as the Lender may designate in writing, in lawful money of the United States, and in immediately available funds, the principal sum of Four Hundred Seventeen Thousand Four Hundred Seventy-Two and 03/100 Dollars ($417,472.03).

        The unpaid principal balance of the Note shall be paid on April 15, 2000 or the date of termination of employment with the Lender, whichever first occurs.

        No interest will be paid on the outstanding principal amount of the loan; provided, that the Borrower shall pay on demand interest on any overdue payment of principal (to the extent legally enforceable) at the fluctuating prime rate of Continental Bank of Philadelphia, Pennsylvania (the "Prime Rate") plus three percent (3%).

        All payments made on this Note (including, without limitation, prepayments) shall be applied, at the option of the Lender, first to late charges and collection costs, if any, then to accrued interest, if any, and then to principal. Any interest payable hereunder shall be calculated for actual days elapsed on the basis of a 360-day year.

        The outstanding principal amount of this Note may be prepaid in whole or in part without any prepayment penalty or premium at any time or from time to time by Borrower upon notice to the Lender.

        Notwithstanding anything in this Note, the interest rate charged hereon shall not exceed the maximum rate allowable by applicable law. If any stated interest rate herein exceeds the maximum allowable rate, then the interest rate shall be reduced to the maximum allowable rate, and any excess payment of interest made by Borrower at any time shall be applied to the unpaid balance of any outstanding principal of this Note.

        An event of default hereunder shall consist of:

        (i) a default in the payment by Borrower to Lender of principal under this Note as and when the same shall become due and payable;

        (ii) an event of default by Borrower under any other obligation, instrument, note or agreement with the Lender for borrowed money, beyond any applicable notice and/or grace period;

        (iii) any default in the performance of the Obligations of the Borrower under the Pledge Agreement (the "Pledge Agreement") dated the date hereof between the Borrower and the Lender, such default continuing after 15 days notice thereof from Lender to Borrower;

        (iv) any representation or warranty set forth in Paragraph A of the Pledge Agreement proves to be untrue; provided, Borrower will have 48 hours after notice by Lender to cure any untrue representations and warranties unless Lender, in its reasonable discretion, will be materially and adversely affected by allowing such cure period; or

        (v) institution of any proceeding by or against Borrower under any present or future bankruptcy or insolvency statute or similar law and, if involuntary, if the same are not stayed or dismissed within sixty (60) days, or Borrower's assignment for the benefit of creditors or the appointment of a receiver, trustee, conservator or other judicial representative for Borrower or Borrower's property or Borrower's being adjudicated a bankrupt or insolvent.

        Upon the occurrence of any event of default, interest shall accrue on the outstanding balance of this Note at the Prime Rate plus three percent (3%), the entire unpaid principal amount of this Note and all unpaid interest accrued thereon shall, at the sole option of Lender, without notice, become immediately due and payable, and Lender shall thereupon have all the rights and remedies provided hereunder or now or hereafter available at law or in equity.

        The Borrower hereby waives presentment, demand, protest and notice of dishonor and protest, and also waives all other exemptions; and agrees that extension or extensions of the time of payment of this Note or any installment or part thereof may be made before, at or after maturity by agreement by the Lender. The Borrower shall pay to the Lender, upon demand, all costs and expenses, including, without limitation, attorneys' fees and legal expenses, that may be incurred by the Lender in connection with the enforcement of this Note.

        Any failure by the Lender to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time. No amendment to or modification of this Note shall be binding upon the Lender unless in writing and signed by it.

        Notwithstanding anything herein to the contrary or in any other instrument or agreement executed in connection with the Note or the Pledge Agreement, Borrower shall have no personal liability for the payment of any principal, interest or premium due under this Note or for the payment of any other obligations under this Note, the Pledge Agreement or any other documents executed in connection herewith and Lender shall not seek any judgment against the Borrower or make any resort to any property of the Borrower other than the Collateral (as defined in the Pledge Agreement). The provisions of this paragraph shall not: (i) limit Borrower's personal liability for its agreements under the Memorandum of Agreement (as referred to in the Pledge Agreement) or
(ii) limit or impair the lien or enforcement of the Note or the Pledge Agreement or the right of Lender to enforce this Pledge Agreement and realize on the Collateral or (iii) limit Borrowers liability, which Borrower specifically agrees to satisfy, to the extent shares of the Lender purchased pursuant to stock options that are not being held as Collateral by Lender are sold by the Borrower while this Loan is outstanding, provided further that the Borrower shall be liable to pay no more than 30% of the net proceeds from such sales to the Lender. In addition, this paragraph shall not limit Borrower' personal liability to the extent Borrower violates any of Borrower's obligations under the Pledge Agreement or to the extent any of the representations and warranties of the Borrower are untrue in any material respect.

        Notices required to be given hereunder shall be deemed validly given (i) three business days after sent, postage prepaid, by certified mail, return receipt requested, (ii) one business day after sent, charges paid by the sender, by Federal Express Next Day Delivery or other guaranteed delivery service, (iii) when sent by facsimile transmission, or (iv) when delivered by hand:

        If to Lender:

               Tangram Enterprise Solutions, Inc.
               11000 Regency Parkway, Suite 401
               Cary, NC 27511-8504

        with a copy to:

               Safeguard Scientifics, Inc.
               Attention: General Counsel

               800 The Safeguard Building
               435 Devon Park Drive
               Wayne, PA 19087
               Attention:  General Counsel

        If to Borrower:

               To the address set forth in the first paragraph of this Note or to such other address, or in care of such other person, as Holder or Borrower shall hereafter specify to the other from time to time by due notice.

        Any provision hereof found to be illegal, invalid or unenforceable for any reason whatsoever shall not affect the validity, legality or enforceability of the remainder hereof.

        This Note shall apply to and bind the successors of the Borrower and shall inure to the benefit of the Lender, its successors and assigns.

        The Note shall be governed by and interpreted in accordance with the laws of the Commonwealth of Pennsylvania.

        The Borrower has duly executed this Note as of the date first above written.


                              ----------------------------------------
                              W. CHRISTOPHER JESSE

WITNESS:

------------------------------------

                                PLEDGE AGREEMENT

        For good and valuable consideration and intending to be legally bound,
W. CHRISTOPHER JESSE, having an address at 111 Lochinvar Court, Cary, NC 27511 (herein "Pledgor") hereby assigns, pledges and grants to Tangram Enterprise Solutions, Inc., a Pennsylvania corporation, (herein "Pledgee"), a security interest in the shares of capital stock and/or options of Pledgee now owned by or standing in the name of Pledgor or in which Pledgor has a legal or beneficial interest, which are described on Schedule A attached hereto and made a part hereof (as the same may from time to time be amended in writing by the parties hereto), (hereinafter referred to as the "Securities", which Securities together with all additions thereto, substitutions or exchanges therefor, proceeds thereof and distributions thereon shall be referred to collectively herein as the "Collateral"), as collateral security for the payment and performance of all indebtedness, liability and obligations of Pledgor to Pledgee, whether for principal, interest, fees, expenses or otherwise, now existing or hereafter created or arising under the Note and the Agreement each dated April 15, 1997, between Pledgor and Pledgee, and any other documents, agreements and instruments executed thereunder or in connection therewith including this Agreement (herein collectively the "Obligations", with such agreements, documents and instruments evidencing and documenting the Obligations being herein referred to collectively as the "Documents"), all on the following terms and conditions.

        A.    Pledgor represents and warrants that:

               1. Pledgor has good title to the Securities free and clear of all liens and encumbrances except the security interest created hereby.

               2. The Securities are validly issued, fully paid and nonassessable and are not subject to any charter, by-law, statutory, contractual or other restrictions governing their issuance, transfer, ownership or control except as indicated on the stock certificates for the Securities or otherwise on Schedule A in respect of any options.

               3. Pledgor has delivered to Pledgee all stock certificates and options or other instruments or documents representing or evidencing the Securities, together with corresponding assignment or transfer powers duly executed in blank by Pledgor, and this Pledge Agreement and such powers have been duly and validly executed and are binding and enforceable against Pledgor in accordance with their terms; and the pledge of the Securities in accordance with the terms hereof creates a valid and perfected first priority security interest in the Securities securing payment of the Obligations.

               4. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by Pledgor of the Securities pursuant to this Pledge Agreement or for the execution, delivery or performance of this Pledge Agreement by Pledgor or (ii) for the exercise by Pledgee of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Collateral pursuant to this Pledge Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

        B. Pledgor agrees not to (i) sell or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Collateral, except the security interest under this Pledge Agreement.

        C. Prior to the full payment and performance of the Obligations, Pledgee shall be entitled to receive, as additional Collateral any and all additional shares of stock or any other property of any kind distributable on or by reason of the Securities pledged hereunder, whether in the form of or by way of stock dividends, warrants, partial liquidation, conversion, prepayments or redemptions (in whole or in part), liquidation, or otherwise with the sole exception of normal, regularly declared cash dividends or cash interest payments as the case may be. If any of such property, other than such cash dividends or interest, shall come into the possession or control of Pledgor, Pledgor shall hold or control and forthwith transfer and deliver the same to Pledgee subject to the provisions hereof. Notwithstanding the foregoing, any additional shares of stock of the Pledgee so received shall be subject to the adjustment as provided in the Memorandum of Agreement Regarding Compensation and Benefits referred to in Paragraph 6P hereinafter.

        D. So long as no Event of Default (as defined in the Note) has occurred:

               1. Pledgor shall be entitled to receive and retain any normal, regularly declared cash dividends or interest payments (as the case may be) paid on the Securities pledged hereunder.

               2. Pledgor may exercise all voting rights, if any, pertaining to the Securities for any purpose not inconsistent with the terms hereof or of the Obligations or Documents.

        E. Pledgor shall take all actions (and execute and deliver from time to time all instruments and documents) necessary and requested by Pledgee, to continue the validity, enforceability and perfected status of the pledge of Securities hereunder.

        F. Pledgee shall be under no obligation to take any actions and shall have no liability (except for gross negligence or willful misconduct) with respect to the preservation or protection of the pledged Securities or any underlying interests represented thereby as against any prior or other parties. In the event Pledgor requests that Pledgee take or omit to take action(s) with respect to the Collateral, Pledgee may refuse so to do with impunity if Pledgor does not, upon request of Pledgee, post sufficient, creditworthy indemnities with Pledgee which, in Pledgee's reasonable discretion, are sufficient to hold it harmless from any possible liability of any kind in connection therewith.

        G. Pledgor agrees that Pledgee, at any time and without affecting its rights in the pledged Securities and without notice to Pledgor, may grant any extensions, releases or other modifications of any kind respecting the Documents, Obligations and any collateral security therefor and Pledgor, except as otherwise provided herein or in the Documents, waives all notices of any kind in connection with the Obligations, the Documents and any changes therein or defaults or enforcements proceedings thereunder, whether against Pledgor or any other party. Pledgor hereby waives any rights it has at equity or in law to require Pledgee to apply any rights of marshalling or other equitable doctrines in the circumstances. Notwithstanding the foregoing, Pledgee may not modify any of the terms of such Documents, Obligations or collateral security without the consent in writing of the Pledgor as party thereto.

        H. After the occurrence of an Event of Default:

               1. Pledgee may transfer or cause to be transferred any of the pledged Securities into its own or a nominee's or nominees' names.

               2. Pledgee shall be entitled to receive and apply in payment of the Obligations any cash dividends, interest or other payment on the pledged Securities.

               3. Pledgee shall be entitled to exercise in Pledgee's discretion all voting rights, if any, pertaining thereto and in connection therewith and at the written request of Pledgee, Pledgor shall execute any appropriate dividend, payment or brokerage orders or proxies.

               4. Pledgor shall take any action necessary or required or requested by Pledgee, in order to allow Pledgee fully to enforce the pledge of the Securities hereunder and realize thereon to the fullest possible extent, including but not limited to the filing of any claims with any court, liquidator or trustee, custodian, receiver or other like person or party.

               5. Pledgee shall have all the rights and remedies granted, or available to it hereunder, under the Uniform Commercial Code as in effect from time to time in Pennsylvania, under any other statute or the common law, or under any of the Documents, including the right to sell the pledged Securities or any portion thereof at one or more public or private sales upon ten (10) days' written notice and to bid thereat or purchase any part or all thereof in its own or a nominee's or nominees' names, free and clear of any equity of redemption; and to apply the net proceeds of the sale, after deduction for any expenses of sale, including the payment of all Pledgee's reasonable attorneys' fees in connection with the Obligations and the sale, to the payment of the Obligations in any manner or order which Pledgee in its reasonable discretion may elect, without further notice to or consent of Pledgor and without regard to any equitable principles of marshalling or other like equitable doctrines.

               6. Pledgee may increase, in its sole discretion, but shall not be required to do so, the Obligations by making additional advances or incurring expenses for the account of Pledgor that are reasonably appropriate in order to protect, enhance, preserve or otherwise further the sale or disposition of the Collateral or any other property it holds as security for the Obligations.

        I. Pledgor recognizes that Pledgee may be unable to effect a sale to the public of all or part of the Securities by reason of certain prohibitions or restrictions in the federal or state securities laws and regulations (herein collectively called the "Securities Laws"), or the provisions of other federal and state laws, regulations or rulings, but may be compelled to resort to one or more sales to a restricted group of purchasers who will be required to agree to acquire the Securities for their own account, for investment and not with a view to the further distribution or resale thereof without restriction. Pledgor agrees that any sales(s) so made may be at prices and on other terms less favorable to Pledgor than if the Securities were sold to the public, and that Pledgee has no obligation to delay sale of the Securities for period(s) of time necessary to permit the issuer thereof to register the Securities for sale to the public under any of the Securities Laws. Pledgor agrees that negotiated sales whether for cash or credit made under the foregoing circumstances shall not be deemed for that reason not to have been made in a commercially reasonable manner. Pledgor shall cooperate with Pledgee and shall satisfy any requirements under the Securities Laws applicable to the sale or transfer of the Securities by Pledgee.

               In connection with any sale or disposition of the Collateral, Pledgee is authorized to comply with any limitation or restriction as it may be advised by its counsel is reasonably necessary in order to avoid any violation of applicable law or to obtain any required approval of the purchaser(s) by any governmental regulatory body or officer and it is agreed that such compliance shall not result in such sale being considered not to have been made in a commercially reasonable manner nor shall Pledgee be liable or accountable by reason of the fact that the proceeds obtained at such sale(s) are less than might otherwise have been obtained.

               Pledgee may elect to obtain the advice of any independent nationally-known investment banking firm, which is a member firm of the New York Stock Exchange, with respect to the method and manner of sale or other disposition of any of the Collateral, the best price reasonably obtainable therefor, the consideration of cash and/or credit terms, or any other details concerning such sale or disposition. Pledgee, in its sole discretion, may elect to sell on such credit terms which it deems reasonable.

        J. Pledgor will pay Pledgee the amount of any reasonable expenses including counsel fees and expenses incurred by Pledgee in connection with the exercise or enforcement of Pledgee's rights hereunder or the failure of Pledgor to perform in any material respect hereunder.

        K. This Pledge Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns and shall be governed as to its validity, interpretation and effect by the laws of the Commonwealth of Pennsylvania; and any terms used herein which are defined in the Uniform Commercial Code as enacted in Pennsylvania shall have the meanings therein set forth.

        L. If Pledgee shall waive any rights or remedies arising hereunder or under any applicable law, such waiver shall not be deemed to be a waiver upon the later occurrence or recurrence of any of said events. No delay by Pledgee in the exercise of any right or remedy shall under any circumstances constitute or be deemed to be a waiver, express or implied, of the same and no course of dealing between the parties hereto shall constitute a waiver of Pledgee's fights or remedies.

        M. Pledgor hereby irrevocably appoints Pledgee as its attorney-in-fact to execute, deliver and record, if appropriate, from time to tune any instruments or documents in connection with the Collateral, in Pledgor or Pledgee's names. Notwithstanding the foregoing, Pledgee may not modify any instruments or documents executed by Pledgor in connection with the Collateral without the consent in writing of the Pledgor.

        N. This Pledge Agreement represents the entire understanding of the parties with respect to the subject matter and no modification or change herein shall be effective unless contained in a writing signed by the parties hereto.

        O. If more than one Pledgor signs this Pledge Agreement, all references herein to Pledgor shall include all such Pledgors and each shall be jointly and severally bound by the terms and provisions hereof.

        P. So long as there is no Event of Default existing under the Note and the Note remains outstanding the amount of Securities, including option shares, pledged hereunder will be adjusted semiannually on December 1 and June 1 and the Collateral shall be increased or decreased, as necessary, such that the value of shares held as collateral shall equal 125% of the face amount of the Obligations using the average share closing price for the preceding month.

    Q. Notwithstanding anything herein to the contrary or in any other instrument or agreement executed in connection with the Note, the Agreement (the "Agreement") dated the date by Pledgor or this Pledge Agreement, Pledgor shall have no personal liability for the payment of any principal, interest or premium due under the Note or for the payment of any other obligations under the Note, the Agreement, this Pledge Agreement or any other documents executed in connection herewith and Pledgee shall not seek any judgment against the Pledgor or make any resort to any property of the Pledgor other than the Collateral and other than as provided in the Agreement so long as the Pledgor elects to satisfy the Note as provided in paragraph 4 of the Agreement. The provisions of this paragraph shall not: (i) limit Pledgor's personal liability for its agreements under the said Memorandum of Agreement or (ii) limit or impair the lien or enforcement of the Note, the Agreement or this Pledge Agreement or the right of Pledgee to enforce this Pledge Agreement and realize on the Collateral or (iii) limit Borrowers liability, which Borrower specifically agrees to satisfy, to the extent shares of the Lender purchased pursuant to stock options that are not being held as Collateral by Lender are sold by the Borrower while this Loan is outstanding, provided further that the Borrower shall be liable to pay no more than 30% of the net proceeds from such sales to the Lender. In addition, this paragraph shall not limit Pledgor's personal liability to the extent Pledgor violates any of Pledgor's obligations under the Agreement, this Pledge Agreement or to the extent any of the representations and warranties of the Pledgor are untrue in any material respect.

        IN WITNESS WHEREOF, the parties hereto have executed this Pledge Agreement as of the ______ day of _____________, 199__.


                              PLEDGOR:


                              ------------------------------------------
                              W. Christopher Jesse

WITNESS:


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